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                                                                  Exhibit 10.35


                                                                 Execution Copy

                                ADVISORY AGREEMENT

    This Advisory Agreement (this "Agreement") is entered into as of the 8th day of April 1998 by and between Aurora/VDK LLC, a Delaware limited liability company ("Aurora/VDK"), and Fenway Partners, Inc., a Delaware corporation ("Fenway"). For purposes of this Agreement, the "Company" shall mean Aurora/VDK, any successor thereto whether by reason of merger, transfer of substantially all of the assets and liabilities or otherwise, and each of their respective direct and indirect subsidiaries.

         Whereas, Aurora/VDK has been formed for the purpose of acquiring by way of contribution all of the outstanding capital stock of VDK Holdings Inc., a Delaware corporation ("VDK"), and Aurora Foods Holdings Inc., a Delaware corporation ("Aurora") (such transactions being referred to herein as the "Contribution"), all on the terms and subject to the conditions of that certain Contribution Agreement dated as of April 8, 1998 between VDK Foods LLC, a Delaware limited liability company ("VDK LLC") and MBW Investors LLC, a Delaware limited liability company ("MBW LLC");

         Whereas, a fund (the "Fenway Fund") affiliated with Fenway has provided equity financing (the "Equity Investments") to VDK LLC and MBW LLC; and

         Whereas, subject to the terms and conditions of this Agreement, the Company desires to retain Fenway to provide certain advisory services to the Company, and Fenway desires to provide such services and the parties hereto desire to terminate the Agreement dated December 31, 1996 between Fenway and MBW Foods Inc., a subsidiary of Aurora/VDK, relating to services to be provided by Fenway (the "MBW Agreement");

    Now, therefore, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Services. Fenway hereby agrees that, during the term of this Agreement (the "Term"), it will:

    a. provide the Company with advice in connection with the negotiation and consummation of agreements, contracts, documents and instruments necessary in respect of any acquisition, including without limitation, those necessary to provide the Company with financing from banks or other financial institutions or other entities on terms and conditions satisfactory to the Company; and



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     b.  subject to Section 2 (c) below, and for as long as any fee thereunder is payable, provide the Company with financial, managerial and operational advice in connection with its operations, including, without limitation:

         i.  advice with respect to the investment of funds; and

         ii. advice with respect to the development and implementation of strategies for improving the operating, marketing and financial performance of the Company.

2.   Payment of Fees.  The Company hereby agrees to:

     a. pay to Fenway a fee in the amount of $1,500,000, together with reimbursement of Fenway's expenses incurred in connection with the Contribution, such fees and expenses being payable by the Company on the earlier to occur of (i) September 30, 1998 or (ii) the closing of an initial public offering of common stock by the Company (the "Initial Public Offering");

     b. during the Term, allow Fenway to participate in the negotiation and consummation of any acquisition transactions by the Company (each an "Acquisition"), and pay to Fenway a fee in connection therewith equal to 0.333% of the Acquisition Price (as defined below), such fee to be due and payable for the foregoing services at the closing of such transaction.

    c. during the Term, pay to Fenway an annual fee of $500,000 payable quarterly in advance commencing October 1, 1998; provided, however, that such fees shall not be payable if the Initial Public Offering occurs on or before September 30, 1998.

     For purposes of this Agreement, the term "Acquisition Price" means the sum of (A) the cash purchase price actually received, plus (B) the fair market value of any equity securities issued to or retained by the seller in connection with the Acquisition, plus (C) the face value of any promissory note or other debt instrument issued to the seller in connection with such Acquisition less any discounts thereto, plus (D) the amount of any liabilities assumed by the Company or a direct or indirect subsidiary thereof in connection with such Acquisition plus (E) the fair market value of any other property paid as consideration in connection with the Acquisition, including installment or deferred payments, if any, in which case the Transaction Fee with respect to such installment or deferred payments shall be paid after giving effect to the present value thereof. If such installment or deferred payments are conditioned upon the achievement of certain contingencies (other than the passage of time) such fees shall be payable in respect of such installment or deferred payments as, when and if received by the seller.


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     Each payment made pursuant to this Section 2 shall be paid by wire transfer of immediately available federal funds to the account specified on Schedule 1 hereto, or to such other account(s) as Fenway may specify to the Company in writing prior to such payment.

3. Term. This Agreement will terminate upon the later of (a) two years after the closing of the Initial Public Offering or (b) such time when Fenway beneficially owns less than 50% of the number of shares of common stock of the Public Company (as such term is defined in the Aurora/VDK LLC Securityholders Agreement dated as of April 8, 1998 (the "Securityholders Agreement")) beneficially owned by MDC (as defined in the Securityholders Agreement) as of the closing of the Initial Public Offering. This Agreement shall continue in full force and effect, unless and until terminated by mutual consent of the parties, for so long as Fenway (or any successor or permitted assign, as the case may be) continues to carry on the business of providing services of the type described in Section 1 above; provided, however, that (a) either party may terminate this Agreement following a material breach of the terms of this Agreement by the other party hereto and a failure to cure such breach within 30 days following written notice thereof and (b) Fenway may terminate this Agreement upon not less than 60 days written notice to the Company; and provided, further that each of (x) the obligations of the Company under Section 4 below, (y) any and all accrued and unpaid obligations of the Company owed under Section 2 above and (z) the provisions of Section 7 shall survive any termination of this Agreement to the maximum extent permitted under applicable law.

4.   Expenses; Indemnification

     a. Expenses. Whether or not any of the transactions contemplated by this Agreement or any other agreement shall be consummated, the Company agrees to pay on demand all expenses incurred by Fenway or any of its affiliates in connection with this Agreement and such other transactions and all operations hereunder, including but not limited to (i) the fees and disbursements of: (A) Ropes & Gray, special counsel to Fenway and the Fenway Fund, (B) Ernst & Young, accountant to Fenway and the Fenway Fund, and (C) any other consultants or advisors retained by Fenway, the Fenway Fund or either of the parties identified in clauses (A) and (B) arising in connection therewith, and (ii) any out-of-pocket expenses incurred by Fenway or any of its affiliates in connection with the provision of services hereunder or the attendance at any meeting of the board of directors (or any committee thereof) of the Company or any of its affiliates.

     b. Indemnity and Liability. In consideration of the execution and delivery of this Agreement by Fenway and the provision of the Equity Investments by the Fenway Fund, the Company thereby agrees to indemnify, exonerate and hold


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      each of the Fenway and the Fenway Fund, and each of their respective partners, shareholders, affiliates, directors, officers, fiduciaries, employees, and agents and each of the partners, shareholders, affiliates, directors, officers, fiduciaries, employees and agents of each of the foregoing (collectively, the "Indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to the Equity Investments, the execution, delivery, performance, enforcement or existence of this Agreement or the transactions contemplated hereby (including but not limited to any indemnification obligations assumed or incurred by any Indemnitee to or on behalf of the Company, or any of its accountants or other representatives, agents or affiliates) except for any such Indemnified Liabilities arising on account of such Indemnitee's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. None of the Indemnitees shall be liable to the Company or any of its affiliates for any act or omission suffered or taken by such Indemnitee as a result of, or arising out of, or relating to the Equity Investments, the execution, delivery, performance, enforcement or existence of this Agreement or the transactions contemplated hereby that does not constitute gross negligence or willful misconduct.

5. Assignment, etc. Except as provided below, neither party shall have the right to assign this Agreement. Fenway acknowledges that its services under this Agreement are unique. Accordingly, any purported assignment by Fenway (other than as provided below) shall be void. Notwithstanding the foregoing, (a) Fenway may assign all or part of its rights and obligations hereunder to any affiliate of Fenway which provides services similar to those called for by this Agreement, in which event Fenway shall be released of all its rights, other than the rights in Section 4 hereof, and obligations hereunder, and (b) the provisions hereof for the benefit of the Fenway Fund shall inure to the benefit of their successors and assigns.

6. Amendments and Waivers. No amendment or waiver of any term, provision or condition of this Agreement shall be effective, unless in writing and executed by each of Fenway and the Company. No waiver on any one occasion shall extend to or effect or be construed as a waiver of any right or remedy on any future occasion. No course of dealing of any person nor any delay or omission in exercising any right or remedy shall constitute an amendment of this Agreement or a waiver of any right or remedy of any party hereto.



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7.    MISCELLANEOUS

      a. Choice of Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

      b. Consent to Jurisdiction. Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of the State of New York located in the Borough of Manhattan in New York City. Each of the parties hereto by execution hereof (i) hereby irrevocably submits to the jurisdiction of the above-named courts for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and
            (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding,, any claim that it is not subject personally to the jurisdiction of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of FORUM NON COVENIENS, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 9 is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 9 does not constitute good and sufficient service of process. The provisions of this Section7(b) shall not restrict the ability of any party to enforce in any court any judgment obtained in one of the above-named courts.

      c. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS A PLAINTIFF, DEFENDANT, OR OTHERWISE),, ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, CAUSE OF ACTION, ACTION, SUIT OR




                                      -5-




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            PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE
            SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. Each of the parties hereto acknowledges that it has been informed by each other party that the provisions of this Section 7(c) constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby. Any of the parties hereto may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of each of the parties hereto to the waiver of its right to trial by jury.

8. MERGER/ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior communication or agreement with respect thereto. The parties hereto agree that as of the date hereof, the MBW Agreement shall be terminated and shall be of no further force and effect.

9. NOTICE. All notices, demands, and communications of any kind which any party may require or desire to serve upon any other party under this Agreement shall be in writing and shall be served upon such other party and such other party's copied persons as specified below by personal delivery to the address set forth for it below or to such other address as such party shall have specified by notice to each other party or by mailing a copy thereof by certified or registered mail, or by Federal Express or any other reputable overnight courier service, postage prepaid, with return receipt requested, addressed to such party and copied persons at such addresses. In the case of service by personal delivery, it shall be deemed complete on the first business day after the date of actual delivery to such address. In case of service by mail or by overnight courier, it shall be deemed complete, whether or not received, on the third day after the date of mailing as shown by the registered or certified mail receipt or courier service receipt. Notwithstanding the foregoing, notice to any party or copied person of change of address shall be deemed complete only upon actual receipt by an officer or agent of such party and copied person.

      If to the Company, to it at:


            456 Montgomery Street
            Suite 2200
            San Francisco, CA 94104
            Attention:  Chief Executive Officer








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      If to Fenway, to it at:

               152 West 57th Street
               New York, NY 10019
               Attention: Richard C. Dresdale

               With a copy to:

               Ropes & Gray
               One International Place
               Boston, Massachusetts 02110
               Attention: Lauren I. Norton

10. Severability. If in any judicial or arbitral proceedings a court or arbitrator shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for the purpose of such proceedings to the extent necessary to permit the remaining provisions to be enforced. To the full extent, however, that the provisions of any applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be valid and binding agreement enforceable in accordance with its terms, and in the event that any provision hereof shall be found to be invalid or unenforceable, such provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent consistent with and possible under applicable law.

11. Counterparts. This Agreement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.


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    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf as an instrument under seal as of the date first above written by its officer or representative thereunto duly authorized.

THE COMPANY:
                                      AURORA/VDK LLC


                                   BY
                                      --------------------------------------
                                      Title:



                                      AURORA FOODS HOLDINGS INC.


                                   BY
                                      --------------------------------------
                                      Title:



                                      VDK HOLDINGS, INC.


                                   BY
                                      --------------------------------------
                                      Title:



                                      AURORA FOODS INC.


                                   BY
                                      --------------------------------------
                                      Title:


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                                           VAN DE KAMP'S, INC.

                                           By
                                             -------------------------
                                             Title:


     FENWAY:                               FENWAY PARTNERS, INC.

                                           By
                                             -------------------------
                                             Title


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                                                                  Schedule 1 to
                                                             Advisory Agreement



                        WIRE TRANSFER INSTRUCTIONS FOR
                               FENWAY PARTNERS, INC.



The Chase Manhattan Bank, N.A.
ABA no. 021 000 021
For further credit to
Fenway Partners, Inc.
Acct. no. 967-616085
Re: Aurora fee


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     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf as an instrument under seal as of the date first above written by its officer or representative thereunto duly authorized.

THE COMPANY:                            AURORA/VDK LLC


                                        By   /s/    Ray Chung
                                          ---------------------
                                          Title:  Executive Vice President

                                        AURORA FOODS HOLDING INC.


                                        By   /s/   Ray Chung
                                          -------------------------------
                                          Title:  Excutive Vice President


                                        VDK HOLDINGS, INC.


                                        By   /s/   Ray Chung
                                          --------------------------------
                                          Title:  Executive Vice President


                                        AURORA FOODS INC.

                                        By  /s/  Ray Chung
                                          --------------------------------
                                          Title:  Executive Vice President



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                                           VAN DE KAMP'S, INC.

                                           By  /s/  Ray Chung
                                             --------------------------------
                                             Title:  Executive Vice President


     FENWAY:                               FENWAY PARTNERS, INC.
                                           By  /s/ Peter Lamm
                                              -------------------------
                                             Title


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